UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

December 3, 2013

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER  0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 8.01.                      Other Events

On Tuesday, December 3, 2013, certain senior executives of Astro-Med, Inc. (the “Registrant”) will be participating in meetings with current and prospective investors in Chicago, Illinois and Milwaukee, Wisconsin. This Marketing Trip is being facilitated by Sidoti & Company.

A copy of the Registrant’s presentation is attached hereto as Exhibit 99.1.  The presentation may also be viewed at the Registrant’s website at www.Astro-MedInc.com under “Investing/Presentations & Webcasts”.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                           Exhibit

99.1                                       Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date: December 3, 2013	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Senior Vice President, Treasurer and Chief Financial Officer